Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 29, 2021
Prospectus

The following information replaces similar information for Automotive Portfolio found in the "Fund Summary" section under the " Investment Adviser" heading.

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) and other investment advisers serve as sub-advisers for the fund.

The following information replaces similar information for Automotive Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Elliot Mattingly (co-manager) has managed the fund since April 2017.

Hiroki Sugihara (co-manager) has managed the fund since February 2022.

It is expected that Mr. Mattingly will transition off of the fund effective on or about July 31, 2022.

The following information replaces similar information for Construction and Housing Portfolio found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Neil Nabar (co-manager) has managed the fund since September 2016.

Jordan Michaels (co-manager) has managed the fund since September 2021.

It is expected that Mr. Nabar will transition off of the fund effective on or about December 31, 2021.

The following information replaces similar information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. Currently, FMR H.K. has day-to-day responsibility for choosing investments for Automotive Portfolio. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Communication Services Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, and Retailing Portfolio. FMR H.K. is an affiliate of the Adviser.

The following information replaces the biographical information for Automotive Portfolio found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Elliot Mattingly is co-manager of Automotive Portfolio, which he has managed since April 2017. Since joining Fidelity Investments in 2015, Mr. Mattingly has worked as an equity research analyst intern, research analyst, and portfolio manager.

Hiroki Sugihara is co-manager of Automotive Portfolio, which he has managed since February 2022. Since joining Fidelity Investments in 2019, Mr. Sugihara has worked as a research analyst and portfolio manager. Prior to joining the firm, Mr. Sugihara was an investment manager at a private equity firm in Singapore.

It is expected that Mr. Mattingly will transition off of the fund effective on or about July 31, 2022.

The following information replaces the biographical information for Construction and Housing Portfolio found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Neil Nabar is co-manager of Construction and Housing Portfolio, which he has managed since September 2016. Since joining Fidelity Investments in 2008, Mr. Nabar has worked as a research analyst, quantitative analyst, and portfolio manager.

Jordan Michaels is co-manager of Construction and Housing Portfolio, which he has managed since September 2021. Since joining Fidelity Investments in 2008, Mr. Michaels has worked as a research analyst and portfolio manager.

It is expected that Mr. Nabar will transition off of the fund effective on or about December 31, 2021.

SELCON-22-01 1.913699.130	February 8, 2022